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                                                                   Exhibit 10.50

                            THE GYMBOREE CORPORATION

                            2002 STOCK INCENTIVE PLAN

      1. Purposes of the Plan. The purposes of this 2002 Stock Incentive Plan are:

            -     to attract and retain the best available personnel,

            - to provide additional incentive to Employees, Consultants and Outside Directors, and

            -     to promote the success of the Company's business.

      2.    Definitions. As used herein, the following definitions shall apply:

            "ADMINISTRATOR" means the Board or any Committee as shall be administering the Plan, in accordance with Section 4 of the Plan.

            "APPLICABLE LAWS" means the legal requirements relating to the administration of stock incentive plans under state corporate and securities laws and the Code.

            "BOARD" means the Board of Directors of the Company.

            "CAUSE" means, unless otherwise defined in the instrument evidencing the Option or in a written employment or services agreement between the Company or a Subsidiary or Parent and the Optionee, means dishonesty, fraud, misconduct, unauthorized use, or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

            "CODE" means the Internal Revenue Code of 1986, as amended.

            "COMMITTEE" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

            "COMMON STOCK" means the Common Stock of the Company.

            "COMPANY" means The Gymboree Corporation, a Delaware corporation.

            "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, so long as such Consultant (a) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) does not directly or indirectly promote or maintain a market for the Company's securities.


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            "CONTINUOUS STATUS AS AN EMPLOYEE, CONSULTANT OR OUTSIDE DIRECTOR"
means that the employment, consulting or Outside Director relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of: (i) change of status from an Employee to a Consultant; (ii) change in status from a Consultant to an Employee; (iii) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (iv) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

            "DIRECTOR" means a member of the Board.

            "DISABILITY" unless otherwise defined by the Administrator or in an employment contract means total and permanent disability as defined in Section 22(e)(3) of the Code.

            "EMPLOYEE" means any person employed by the Company or any Parent or Subsidiary of the Company.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FAIR MARKET VALUE" means the per share value of Common Stock determined in good faith by the Administrator or, if the Common Stock is (a) listed on the Nasdaq National Market, the closing sales price for the Common Stock as reported by that market for regular session trading for a single trading day (b) listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for regular session trading for a single trading day, (c) quoted on the Nasdaq SmallCap Market, the last sales price as reported by that market for a single trading day, or (d) quoted on the OTC Bulletin Board Service or by the National Quotation Bureau, Inc., the average of the high bid and low asked prices reported by such service for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

            "INCENTIVE STOCK OPTION" means an Option granted with the intention to qualify as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            "NONSTATUTORY STOCK OPTION" means an Option granted with the intention to not qualify as an Incentive Stock Option.

            "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.


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            "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            "OPTION" means the right to purchase Common Stock granted pursuant to the Plan.

            "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option. The Option Agreement is subject to the terms and conditions of the Plan.

            "OPTIONED STOCK" means the Common Stock subject to an Option.

            "OPTIONEE" means an Employee, Consultant or Outside Director who holds an outstanding Option.

            "OUTSIDE DIRECTOR" shall mean a member of the Board who is not an Employee or a Consultant.

            "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            "PLAN" means The Gymboree Corporation 2002 Stock Incentive Plan, as amended and restated from time to time.

            "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

            "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be authorized for issuance under the Plan is 1,100,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares that were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

      In addition, (a) any authorized shares not issued or subject to outstanding awards under the Company's 1993 Stock Option Plan (the "Prior Plan") on the date of stockholder approval of the Plan and (b) any shares subject to outstanding awards under the Prior Plan on


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such date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in Shares), up to an aggregate maximum of 4,231,075 shares, subject to adjustment from time to time as provided in Section 12, shall cease, as of such date, to be available for grant and issuance under the Prior Plan, but shall be available for issuance under the Plan.

      If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject thereto shall become available for future grant under the Plan.

      4.    Administration of the Plan.

            (a)   Procedure.

                  (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of persons providing services to the Company.

                  (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to select the Consultants and Employees to whom Options may be granted hereunder;

                  (ii) to determine whether and to what extent Options are granted hereunder;

                  (iii) to determine the number of shares of Common Stock to be covered by each Option;


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                  (iv) to approve forms of agreements for use under the Plan;

                  (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vi) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                  (vii) to construe and interpret the terms of the Plan;

                  (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                  (ix) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                  (x) to determine the terms and restrictions applicable to Options; and

                  (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees.

            (d) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Options to one or more classes of grantees on such terms and conditions as determined by the Administrator from time to time.

      5.    Eligibility.

      (a) Options may be granted to Employees, Consultants and Outside Directors of the Company and any Subsidiary or Parent as the Administrator from time to time selects, provided that (i) Incentive Stock Options may only be granted to Employees and (ii) only



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Nonstatutory Stock Options may be granted to Outside Directors, and such grants may only be made in accordance with the provisions of Section 5(b) hereof.

      (b) All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made in accordance with the following provisions:

      (i) On the date first elected to the Board (the "Initial Grant") and on each anniversary date of such election (the "Annual Grant") thereafter during his or her term as an Outside Director, each Outside Director shall automatically receive an Option to purchase 2,500 Shares. In addition, each Outside Director who is appointed the chairperson of a committee of the Board shall receive an Option to purchase 500 Shares as of the date of Board approval of such appointment (the "Committee Grant").

      (ii) The terms of an Option granted to an Outside Director shall be as follow:

      (A)   the term of the Option shall be ten (10) years;

      (B) except as otherwise provided in Section 10 of the Plan, the Option shall be exercisable only while the Outside Director remains a Director;

      (C) the exercise price shall be 100% of the Fair Market Value on the date of grant of the Option;

      (D) the Initial Grant shall vest and become exercisable one-fourth (1/4th) on the one-year anniversary of the date of grant, and an additional one-forty-eighth (1/48th) shall vest at the end of each one month period thereafter;

      (E) the Annual Grant shall vest and become exercisable one-forty-eighth (1/48th) at the end of each one month period following the date of grant; and

      (F) the Committee Grant shall vest and become exercisable one-forty-eighth (1/48th) at the end of each one month period following the date of grant; provided, that if the date of grant occurs before the first anniversary of an Outside Director's initial election to the Board ("First Anniversary Date"), no vesting shall occur prior to the First Anniversary Date but on the First Anniversary Date, vesting shall occur on a pro-rated basis for the period from the date of grant to the First Anniversary Date.

      6.    Limitations.

            (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value on the date of grant: (i) of Shares subject to an Optionee's Incentive Stock Options which (ii) become exercisable for the


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first time during any calendar year (under all plans of the Company or any
Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

            (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment relationship, consulting relationship or directorship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without Cause.

            (c) The following limitations shall apply to grants of Options:

                  (i) No Employee shall be granted, in any fiscal year of the
            Company, Options to purchase more than 400,000 Shares.

                  (ii) In connection with his or her initial service or
            promotion, an Employee may be granted Options to purchase up to an additional 400,000 Shares, which shall not count against the limit set forth in subsection (i) above.

                  (iii)The foregoing limitations shall be adjusted
            proportionately in connection with any change in the Company's capitalization as described in Section 12.

      7. Term of Plan. Subject to Section 20 of the Plan and any resolution of the Board of Directors concerning effectiveness, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under
Section 15 of the Plan.

      8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

      9. Option Exercise Price and Consideration.


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            (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                  (i)   In the case of an Incentive Stock Option

                        (A) granted to an Employee who, at the time the
                  Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                        (B) granted to any Employee, the per Share exercise
                  price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

            (c) Payment of Exercise Price. The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of the consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue or cause to be issued the Shares being purchased and must be in a form or combination of forms acceptable to the Administrator for that purchase, which forms may include:

                  (i) cash;

                  (ii) check;

                  (iii) promissory note (which note shall bear a rate of interest and contain such terms, including that such note shall be full recourse, as necessary to avoid charges to the Company's earnings for financial reporting purposes);

                  (iv) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal


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      to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (v) as long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

                  (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

            (d) Repricing of Options. Except as set forth in Section 12, the exercise price of outstanding Options may not be changed without stockholder approval of such change.

      10.   Exercise of Option.

            (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed exercised when the Company (or a Company designated representative) receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.


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            (b) Termination of Employment Relationship, Consulting Relationship
or Directorship. In the event that an Optionee's Continuous Status as an Employee, Consultant or Outside Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. An Optionee's transfer of employment or service relationship between or among the Company or a Parent, or a Subsidiary shall not be considered a termination of termination for purposes of this Section 10.

            (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee, Consultant or Outside Director terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

      11. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the


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Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

      12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

            (a) Changes in Capitalization. The number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

            (c) Merger or Asset Sale. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered


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assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

            (d) Change of Control. In the event of a "Change of Control" of the Company, as defined in paragraph (e) below, the following acceleration and valuation provisions shall apply:

                  (i) Any Options outstanding as of the date on which such Change of Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

                  (ii) To the extent that they are exercisable and vested, all outstanding Options, unless otherwise determined by the Board at or after grant, shall be terminated in exchange for a cash payment at the Change of Control Price (defined below), reduced by the exercise price applicable to such Options. These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option by bequest or inheritance.

            (e) Definition of "Change of Control." For purposes of this Section 12, a "Change of Control" means the happening of any of the following:

                  (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                  (ii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or


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      by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                  (iii) A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

            (f) Change of Control Price. For purposes of this Section 12, "Change of Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change of Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid per Share, as determined by the Board, in any bona fide transaction related to the Change of Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

      13. Withholding. The Company may require the Optionee to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Option. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

      The Administrator may permit or require an Optionee to satisfy all or part of his or her tax withholding obligations by (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Optionee, or (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Optionee having a value equal to the tax withholding obligations, or (d) surrendering a number of shares of Common Stock the Optionee already owns having a value equal to the tax withholding obligations. The value of the Shares so withheld may not exceed the employer's minimum required tax withholding rate, and the value of the Shares so tendered may not exceed such rate to the extent the Optionee has owned the surrendered shares for less than six months if such limitation is necessary to avoid a charge to the Company for financial reporting purposes.

      14. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

      15. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Stockholder Approval. The Company shall obtain stockholder approval of the Plan and any Plan amendment to the extent necessary and desirable to comply with Applicable Laws, including, without limitation, the requirements of any exchange or quotation system on which the Common Stock is listed or quoted.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

      16. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      19. Choice of Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the state of California without giving effect to principles of conflicts of law.

      20. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Law.


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